UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2018

CATCHMARK TIMBER TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36239	20-3536671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Concourse Parkway, Suite 2325

Atlanta, Georgia 30328

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (855) 858-9794

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2018, CatchMark Timber Trust, Inc. (the “Company”) issued a press release announcing that John F. Rasor will transition out of his roles as Chief Operating Officer and corporate Secretary of the Company in connection with the Acquisition described in Item 8.01 below. Mr. Rasor will become President of the joint venture entity that will manage the timberlands acquired in the Acquisition. Todd Reitz, Senior Vice President of Forest Resources, will oversee management operations for the Company’s existing properties. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

Certain executive officers of the Company will present on an investor call on May 15, 2018. A copy of the presentation for such call is furnished as Exhibit 99.2 to this report. The Company has also posted a copy of the presentation on its Investor Relations page at www.CatchMark.com.

The information in Item 7.01 of this report, including Exhibit 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01	Other Events

On May 14, 2018, the Company issued a press release announcing the execution of the Crown Pine Purchase Agreement (the “Purchase Agreement”) by and among Creek Pine Holdings, LLC, a subsidiary of the Company (“Holdings”), Crown Pine Timber 1, L.P., (“CP Timber 1”), Crown Pine Parent, L.P., Crown Pine REIT, Inc., and GPT1 LLC. The Purchase Agreement provides for the acquisition by Holdings of all of the outstanding partnership interests in CP Timber 1 for $1.39 billion in cash (the “Acquisition”), subject to certain adjustments. CP Timber 1 and its subsidiaries are the fee simple owners of 1,099,875 gross acres of fee simple lands located in Southeast Texas. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

The information required by Item 1.01, including a copy of the Purchase Agreement, will be filed in a separate Current Report on Form 8-K.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. However, the absence of these or similar words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are not guarantees of performance and are based on certain assumptions, discuss future expectations, describe plans and strategies, contain projections of results of operations or of financial condition or state other forward-looking information. The closing of the proposed transaction is subject to customary closing conditions. There is no assurance that such conditions will be met or that the proposed transaction will be consummated within the expected timeframe or at all. Forward-looking statements related to the proposed transaction include, but are not limited to, statements about the expected benefits of the proposed transaction, including anticipated financial and operating results and future returns to stockholders of the company; the company’s plans, objectives, expectations, projections and intentions; the expected timing of the completion of the proposed transaction; integration plans; and other statements that are not historical facts. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by our forward-looking statements including, but not limited to the risks that the conditions to the closing of the transaction may not be satisfied; the length of time necessary to consummate the proposed transaction may be longer than contemplated for various reasons; the acquired assets and operations may not be integrated successfully or integration costs may be higher than anticipated; the expected benefits of and of and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the diversion of management time on transaction-related matters; the potential impact of the announcement or consummation of the proposed transaction on relationships with customers, suppliers, competitors, and management and other employees; and litigation risks related to the proposed transaction. With respect to the ongoing business of the company, including if the proposed transaction is consummated, these risks and uncertainties include, but are not limited to, (i) we may not generate the harvest volumes from our timberlands that we currently anticipate; (ii) the demand for our timber may not increase at the rate we currently anticipate or at all due to changes in general economic and business conditions in the geographic regions where our timberlands are located; (iii) the cyclical nature of the real estate market generally, including fluctuations in demand and valuations, may adversely impact our ability to generate income and cash flow from sales of higher-and-better use properties; (iv) timber prices may not increase at the rate we currently anticipate or could decline, which would negatively impact our revenues; (v) the supply of timberlands available for acquisition that meet our investment criteria may be less than we currently anticipate; (vi) we may be unsuccessful in winning bids for timberland that are sold through an auction process; (vii) we may not be able to access external sources of capital at attractive rates or at all; (viii) potential increases in interest rates could have a negative impact on our business; (ix) our share repurchase program may not be successful in improving stockholder value over the long-term; (x) our joint venture strategy may not enable us to access non-dilutive capital and enhance our ability to make acquisitions; and (xi) the factors described in Item 1A. Risk Factors of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and our other filings with Securities and Exchange Commission. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. We undertake no obligation to update our forward-looking statements, except as required by law.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed with this report:

Exhibit	Description

99.1	Press release dated May 14, 2018.

99.2	CatchMark Investor Presentation, dated May 2018.

99.3	Press release dated May 14, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATCHMARK TIMBER TRUST, INC.

By:	/s/ Brian M. Davis
Brian M. Davis
Senior Vice President and Chief Financial Officer

Dated: May 14, 2018